Rule 497(e)

File Nos. 2-80886

and 811-03626

Citizens Funds®

Citizens Core Growth Fund

Citizens Emerging Growth Fund

Citizens Small Cap Core Growth Fund

Citizens Value Fund

Citizens Global Equity Fund

Citizens Balanced Fund

Citizens Income Fund

Citizens Money Market Fund

Supplement dated November 12, 2007 to

Prospectus and Statement of Additional Information dated October 29, 2007

Citizens Advisers, Inc., the investment adviser to Citizens Funds, has signed an asset purchase agreement with Sentinel Asset Management, Inc. relating to a proposed acquisition by Sentinel of the assets related to Citizens Advisers’ mutual fund advisory business. In connection with such acquisition, it will be proposed that each of the Citizens funds reorganize into a new or existing Sentinel fund. Each such reorganization of a Citizens fund is subject to the approval of the shareholders of such fund.